Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Country
AB F C.V.	Netherlands
AESR, LLC	United States
ANNIE’S BAKING, LLC	United States
ANNIE’S ENTERPRISES, INC.	United States
ANNIE’S HOMEGROWN, INC.	United States
ANNIE’S, INC.	United States
BLUE BUFFALO COMPANY, LTD.	United States
BLUE BUFFALO IMPORT MEXICO S. DE R.L. DE C.V.	Mexico
BLUE BUFFALO JAPAN KABUSHIKI KAISHA	Japan
BLUE BUFFALO MEXICO S. DE R.L. DE C.V.	Mexico
BLUE BUFFALO PET FOOD CO., LTD.	Taiwan
BLUE BUFFALO PET PRODUCTS CANADA, LTD.	Canada
BLUE BUFFALO PET PRODUCTS, INC.	United States
BLUE PET PRODUCTS, INC.	United States
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.W. HELLAS BREAKFAST CEREALS SOCIETE ANONYME	Greece
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA KFT.	Hungary
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS NIGERIA LIMITED	Nigeria
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS RUS LLC	Russian Federation
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS U.K.	United Kingdom
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS LATIN AMERICA LLC, SUCURSAL COLOMBIA	Colombia
CEREALES PARTNERS LATIN AMERICA LLC	United States
COLOMBO, INC.	United States
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW AMA DWC—LLC	United Arab Emirates
CPW BRASIL LTDA.	Brazil
CPW CEREAL PARTNERS WORLDWIDE—Breakfast Cereals Joint Venture	Switzerland
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW HONG KONG LIMITED	Hong Kong

Company Name	Country
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania
CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
EPIC PROVISIONS, LLC	United States
FOODSHOULDTASTEGOOD, INC.	United States
GARDETTO’S BAKERY, INC.	United States
GCOM ENTERPRISES, INC.	United States
GENERAL MILLS (CHINA) HOLDING CO., LTD.	China
GENERAL MILLS (THAILAND) COMPANY LIMITED	Thailand
GENERAL MILLS ARGENTINA L.S., LLC	United States
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BELGIUM, VOF	Belgium
GENERAL MILLS BELGIUM, VOF, PORTUGAL BRANCH	Portugal
GENERAL MILLS BERWICK LIMITED	United Kingdom
GENERAL MILLS BRASIL ALIMENTOS LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CANADA HOLDING FIVE LIMITED PARTNERSHIP	Canada
GENERAL MILLS CANADA HOLDING FOUR CORPORATION	Canada
GENERAL MILLS CANADA HOLDING ONE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING SEVEN LIMITED PARTNERSHIP	Canada
GENERAL MILLS CANADA HOLDING SIX CORPORATION	Canada
GENERAL MILLS CANADA HOLDING THREE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING TWO CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	United States
GENERAL MILLS CEREALS, LLC	United States
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CONTINENTAL INC. S.A.	Chile
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DIRECT MARKETING, INC.	United States
GENERAL MILLS DL GP	United States
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS ESPANA B.V.—SPANISH BRANCH	Spain
GENERAL MILLS FINANCE, INC.	United States
GENERAL MILLS FOOD PRODUCTS INDIA PRIVATE LIMITED	India
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS (SANHE) CO., LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
GENERAL MILLS FOUNDATION	United States
GENERAL MILLS FRANCE SAS	France
GENERAL MILLS FROZEN FOODS (GUANGZHOU) LIMITED	Hong Kong
GENERAL MILLS FROZEN FOODS (SHANGHAI) LIMITED	Hong Kong
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS EIGHT GP	Bermuda

Company Name	Country
GENERAL MILLS GLOBAL HOLDINGS ELEVEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS FIVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS NINE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SIX LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWELVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO GP	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING C (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING D (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING F (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING G (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING H (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING J (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	United States
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	United States
GENERAL MILLS INTERNATIONAL FINANCE, LLC	United States
GENERAL MILLS INTERNATIONAL FRANCE SAS	France
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC (Dutch Tax Resident)	United States
GENERAL MILLS INTERNATIONAL LIMITED	United States
GENERAL MILLS INTERNATIONAL LIMITED, JAPANESE BRANCH	Japan
GENERAL MILLS INTERNATIONAL SÀRL	Switzerland
GENERAL MILLS IP HOLDINGS I, LLC	United States
GENERAL MILLS IP HOLDINGS II, LLC	United States
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea, Republic of
GENERAL MILLS LANDES SAS	France
GENERAL MILLS LUXEMBOURG FINANCE S.A R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG FINANCE S.A.R.L, NYON BRANCH	Switzerland
GENERAL MILLS LUXEMBOURG ONE S.A. R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG ONE, U.S. BRANCH	United States
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN HOLDING, INC.	United States
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia
GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	United States
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MENAT DMCC	United Arab Emirates

Company Name	Country
GENERAL MILLS MIDDLE EAST & NORTH AFRICA FZE	United Arab Emirates
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	United States
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORWAY AS	Norway
GENERAL MILLS OPERATIONS, LLC	United States
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PROPERTIES, INC.	United States
GENERAL MILLS RH, INC.	United States
GENERAL MILLS RIGHTS HOLDINGS, LLC	United States
GENERAL MILLS SALES, INC.	United States
GENERAL MILLS SALES, INC., PUERTO RICO BRANCH	Puerto Rico
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	United States
GENERAL MILLS SINGAPORE PTE. LTD.	Singapore
GENERAL MILLS SOUTH AFRICA (PTY) LTD	South Africa
GENERAL MILLS SPECIALTY PRODUCTS, LLC	United States
GENERAL MILLS SWISS FOUR GMBH	Switzerland
GENERAL MILLS SWISS THREE GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS, INC.	United States
GIGANTE VERDE S. de R.L. de C.V.	Mexico
GIGANTE VERDE, LLC	United States
GLOBAL HOLDINGS ONE MANAGEMENT LLC	United States
GM CEREALS HOLDINGS, INC.	United States
GM CEREALS MANAGER, INC.	United States
GM CEREALS PROPERTIES, INC.	United States
GREEN GIANT INTERNATIONAL, LLC	United States
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (BV BA)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	United States
HAAGEN-DAZS JAPAN, INC.	Japan
HAAGEN-DAZS KOREA CO., LTD.	Korea, Republic of
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand
HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	United States
HEARTLAND PET FOOD MANUFACTURING HOLDING, LLC	United States
HEARTLAND PET FOOD MANUFACTURING INDIANA, LLC	United States
HEARTLAND PET FOOD MANUFACTURING, INC.	United States
IMMACULATE BAKING COMPANY	United States
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KCLM RESEARCH IN NUTRITION INC.	Canada

Company Name	Country
LA SALTENA S.A.	Argentina
LATICINIOS CAROLINA LTDA	Brazil
LIBERTE MARQUES SARL	Luxembourg
LIBERTÉ USA, LLC	United States
MILL CITY, LLC	United States
MOUNTAIN HIGH LLC	United States
NAPA VALLEY KITCHENS, INC.	United States
NOBLEVAL SARL	France
NORTHGATE PARTNERS LLC	United States
PET INCORPORATED	United States
PINEDALE HOLDINGS PTE LTD	Singapore
RODOVERY TRANSPORTES LTDA	Brazil
SERETRAM (SAS)	France
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI PILLSBURY FROZEN FOODS, LIMITED	China
SMALL PLANET FOODS, INC.	United States
SODIMA SAS	France
THE PASTA MASTER PTY. LTD.	Australia
THE PILLSBURY COMPANY, LLC	United States
TRANSYOKI—TRANSPORTES YOKI LTDA.	Brazil
WASHBURN INVESTMENT OFFICE SARL	Switzerland
Y.O. C.V.	Netherlands
YOKI DISTRIBUIDORA DE ALIMENTOS LTDA.	Brazil
YOPLAIT BENELUX NV	Belgium
YOPLAIT BRANDCO HOLDING A (FRANCE) SAS	France
YOPLAIT CANADA HOLDING CO./YOPLAIT CANADA HOLDING CIE	Canada
YOPLAIT DAIRY CO., LTD.	China
YOPLAIT FRANCE SAS	France
YOPLAIT INTERNATIONAL SARL	Switzerland
YOPLAIT IRELAND LIMITED	Ireland
YOPLAIT LIBERTE CANADA CO./YOPLAIT LIBERTE CANADA CIE	Canada
YOPLAIT MARQUES SNC	France
YOPLAIT SAS	France
YOPLAIT SVERIGE AB	Sweden
YOPLAIT UK LTD	United Kingdom
YOPLAIT USA, INC.	United States